Exhibit 10.7

RENTAL AGREEMENT / LEASE

Date: February 01, 2016

Battaglia Inc. (“Lessor”) and Veritone Inc. (“Lessee”) agree as follows:

1.	Premises: Lessor rents to Lessee and Lessee rents from Lessor, the real property and improvements described as:

	Actual Office Square Feet		Common Area			Price/ Sq.Ft. Chrg	Total Mo. Rent
Office #			Allocation		Total Area
1-6	114	x	1.35	=	153.9	$2.40	$369.36/mo
1-7	114		1.35		153.9	$2.40	$369.36/mo
1-8	114		1.35		153.9	$2.40	$369.36/mo
1-11	220		1.35		297	$1.60	$475.20/mo
1-12	200		1.35		270	$2.1012	$567.32/mo
1-13	212		1.35		286.2	$1.48148	$424.00/mo
1-14	180		1.35		243	$2.1012	$510.59/mo
1-15	195		1.35		263.25	$1.25889	$331.40/mo
1-16	100		1.35		135	$0.926	$125.00/mo
1-17	90		1.35		121.5	$2.40	$291.60/mo
1-21	279		1.35		376.65	$2.65764	$1001.00/mo
1-22	260		1.35		351	$2.53561	$890.00/mo
1-24A	435		1.35		587.25	$2.85	$1673.66/mo
1-24B	435		1.35		587.25	$2.85	$1673.66/mo
1-28A	150		1.35		202.5	$2.80	$567.00/mo
1-28B	150		1.35		202.5	$2.80	$567.00/mo
1-28C	150		1.35		202.5	$2.80	$567.00/mo
2-1, 2-2	823		1.35		1111.05	$3.05	$3388.70/mo
2-3	390		1.35		526.5	$3.05	$1605.83/mo
2-4	112		1.35		151.2	$2.42	$365.90/mo
2-5	143		1.35		193.05	$3.05	$588.80/mo
2-6	125		1.35		168.75	$3.05	$514.69/mo
2-7	135		1.35		182.25	$3.05	$555.86/mo
2-8	115		1.35		155.25	$2.42	$375.71/mo
2-9	220		1.35		297	$2.2962963	$682.00/mo
2-15	102		1.35		138	$1.99275	$275.00/mo
2-18	245		1.35		330.75	$2.0903	$691.37/mo
2-19	485		1.35		654.75	$2.09031	$1368.63/mo
2-20A	240		1.35		324	$2.07335	$671.77/mo
2-20B	170		1.35		229.5	$2.07324	$475.81/mo
2-29A	155		1.35		209.25	$2.31546	$484.51/mo
2-29B	50		1.35		67.5	$2.07297	$139.93/mo
2-31	290		1.35		391.5	$2.09157	$818.85/mo

2.	Term: The term is a sixteen (16) month and twenty-one (21) day tenancy, commencing on February 01, 2016 and continuing until June 21, 2017. Lessor and Lessee commit to renting said real property and improvements for the full term provided either party is not in default with any of the terms of this agreement.

3.	Rent:

a.	Lessee agrees to pay Rent at the rate of $23,775.87 per month through June 21, 2017, the end of the term.

b.	Rent is payable in advance on the 1st day of each calendar month.

c.	If the Commencement Date falls on any day other than the first day of the month, Rent for the first calendar month shall be prorated based on a 30-day period.

d.	If the Termination Date falls on any day other than the last day of the month, Rent for the final calendar month shall be prorated based on a 30-day period.

e.	Payment: Rent shall be paid to Battaglia Inc. at 17992 Cowan, Irvine, CA 92614, or at any other location specified by Lessor in writing to Lessee.

4.	Security Deposit:

a.	Lessee has previously deposited a Security Deposit of $22,223.20 which shall be held by Lessor as the Security Deposit with this Lease.

b.	All or any portion of the security deposit may be used, as reasonably necessary, to (i) cure Lessee’s default in payment of Rent, late charges, non-sufficient funds (“NSF”) fees, or other sums due; (ii) repair damage, excluding ordinary wear and tear, caused by Lessee or by a guest or licensee of Lessee; (iii) and cover any other unfulfilled obligation of Lessee. SECURITY DEPOSIT SHALL NOT BE USED BY LESSEE IN LIEU OF PAYMENT OF LAST MONTH’S RENT.

c.	If the Lessor’s only claim upon the security deposit is for unpaid Rent, then the remaining portion of the security deposit, after deduction of unpaid Rent, shall be returned within 21 days after the Lessor receives possession.

d.	No interest shall be paid on the security deposit.

5.	Parking: All tenant parking will be on a first come, first served basis, except for reserved spaces, as marked. (Care should be taken upon exiting as the exit gate is set to a fixed time and can close against the exiting automobile if the exiting automobile sits too long part way through the exit gate.) A secondary parking lot a couple blocks away across from the Fire Department on 32nd Street, is available if the primary lot is full or for visitors to the office. All guests and business visitors are to park on the street.

6.

Late Charge; Interest; NSF Checks: Lessee acknowledges that either late payment of Rent or issuance of a NSF check may cause Lessor to incur costs and expenses. If any installment of Rent due from Lessee is not received by Lessor within three (3)

calendar days after date due, or if a check is returned NSF, Lessee shall pay to Lessor, respectively, 2% of the Rent as late charge and $25.00 as a NSF fee, any of which shall be deemed additional Rent.

Lessor and Lessee agree that these charges represent a fair and reasonable estimate of the costs Lessor may incur by reason of Lessee’s late or NSF payment. Any late charge, delinquent interest, or NSF fee due shall be paid with the current installment of Rent. Lessor’s acceptance of any late charge or NSF fee shall not constitute a waiver as to any default of Lessee. Lessor’s right to collect a Late Charge or NSF fee shall not be deemed an extension of the date Rent is due under paragraph 3b, or prevent Lessor from exercising any other rights and remedies under this agreement.

7.	Zoning and Land Use: Lessee accepts the Premises subject to all local, state and federal laws, regulations and ordinances (“Laws”). Lessor makes no representation or warranty that the Premises are now or in the future will be suitable for Lessee’s use.

8.	Lessee Operating Expenses: Lessee agrees to pay for installation and monthly expenses for any telephone or computer lines and other specialty office needs.

9.	Property Operating Expense: Lessor agrees to pay for power, water, HVAC and maintenance as well as kitchen and restroom supplies.

10.	Use: Expanded building usage is offered to Lessee such as the lobby, kitchen and all restrooms. No other use is permitted without Lessor’s prior written consent. Lessee will comply with all Laws affecting its use of the Premises.

11.	Rules/Regulations: Lessee agrees to comply with all rules and regulations of Lessor that are at any time posted on the Premises or delivered to Lessee. Lessee shall not, and shall ensure that guests and licensees of Lessee do not, disturb, annoy, endanger, or interfere with other Lessees of the building or neighbors, or use the Premises for any unlawful purposes, including, but not limited to, using, manufacturing, selling, storing, or transporting illicit drugs or other contraband, or violate any law or ordinance, or committing a waste or nuisance on or about the Premises. Building security for all tenants is an important issue. Lessee agrees to Lessor’s strict policies to access the Premises, key control and secure the building in a proper fashion.

12.	Alterations: Lessee shall not make any alterations in or about the Premises, including installation of trade fixtures and signs, without Lessor’s prior written consent.

13.	Entry: Lessee shall make Premises available to Lessor or Lessor’s agent for the purpose of entering to make inspections, necessary or agreed repairs, alterations, or improvements, or to supply necessary or agreed services, or to show Premises to prospective or actual purchasers, Lessees, mortgagees, lenders, appraisers, or contractors. Lessor and Lessee agree that 24 hours’ notice (oral or written) shall be reasonable and sufficient notice. In an emergency, Lessor or Lessor’s representative may enter Premises at any time without prior notice.

14.	Subletting/Assignment: Lessee shall not sublet or encumber all or any party of the Premises, or assign or transfer this agreement or any interest in it, without the prior written consent of Lessor. Unless such consent is obtained, any subletting, assignment, transfer, or encumbrance of the Premises, agreement, or tenancy, by voluntary act of Lessee, operation of law, or otherwise, shall be null and void, and, at the option of Lessor, terminate this agreement.

15.	Lessee’s Obligations Upon Vacating Premises: Upon termination of agreement, Lessee shall: (i) give Lessor all copies of all keys or opening devices to Premises, including any common areas; (ii) vacate Premises and surrender it to Lessor empty of all persons and personal property; (iii) vacate all parking and storage space; (iv) deliver Premises to Lessor in the same condition as first occupied and give written notice to Lessor of Lessee’s forwarding address.

16.	Insurance: Lessee’s personal property, fixtures, equipment, inventory and vehicles are not insured by Lessor against loss or damage due to fire, theft, vandalism, rain, water, criminal or negligent acts of others, or any other cause. Lessee is to carry Lessee’s own property insurance to protect Lessee from any such loss. In addition, Lessee shall, at Lessee’s expense, obtain and keep in force during the time of this lease, a policy of general liability insurance insuring Lessee and Lessor, as named insured and additionally insured, respectively, against any liability arising out of the use, occupancy or maintenance of the Premises, and all other areas appurtenant thereto, used by Lessee in an amount of not less than $1,000,000 per occurrence. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. Lessee, upon Lessor’s request, shall provide Lessor with a certificate of insurance establishing Lessee’s compliance.

17.	Lessee Representations; Credit; Lessee warrants that all statements in Lessee’s financial documents and rental applications are accurate. Lessee authorizes Lessor to obtain Lessee’s credit report at time of application and periodically during tenancy in connection with approval, modification, or enforcement of this agreement. Lessor may cancel this agreement at any time, upon discovering that information in Lessee’s application is false. A negative credit report reflecting on Lessee’s record may be submitted to a credit reporting agency, if Lessee fails to pay Rent or comply with any other obligation under this agreement.

18.	Joint and Individual Obligations: If there is more than one Lessee, each one shall be individually and completely responsible for the performance of all obligations of Lessee under this agreement, jointly with every other Lessee, and individually, whether or not in possession.

19.	Notice: Notices may be served by mail, email, facsimile, or courier at the following address or location, or at any other locations subsequently designated:

Lessor:	Battaglia Inc.	Lessee:	Veritone Inc.
	17992 Cowan		3366 Via Lido
	Irvine, CA 92614		Newport Beach, CA 92663

Notice is deemed effective upon the earliest of the following: (i) personal receipt by either party or their agent; (ii) written acknowledgement of notice; or (iii) 5 days after mailing notice to such location by first class mail, postage pre-paid.

20.	Indemnification: Lessee shall indemnify, defend and hold Lessor harmless from all claims, disputes, litigation, judgments and attorney fees arising out of Lessee’s use of the Premises.

21.	Attorney Fees: In any action or proceeding arising out of this agreement, the prevailing party between Lessor and Lessee shall be entitled to reasonable attorney fees and costs from the non-prevailing Lessor or Lessee.

22.	Entire Contract: Time is of the essence. All prior agreements between Lessor and Lessee are incorporated in this agreement, which constitutes the entire contract. It is intended as a final expression of the parties’ agreement, and may not be contradicted by evidence of any prior agreement of contemporaneous oral agreement. The parties further intend that this agreement constitutes the complete and exclusive statement of its terms, and that no extrinsic evidence whatsoever may be introduced in any judicial or other proceeding, if any, involving this agreement.

Any provision of this agreement that is held to be invalid shall not affect the validity or enforceability of any other provision in this agreement. This agreement shall be binding upon, and inure to the benefit of, the heirs, assignees and successors to the parties.

Lessee	/s/ John Markovich	Date	2/2/2016
Veritone, Inc., by John Markovich, Chief Financial Officer

Address	3366 Via Lido, Newport Beach, CA 92663

Lessor	/s/ Richard J. Battaglia	Date	2/3/2016
Richard J. Battaglia – Chief Executive Officer

RENTAL AGREEMENT / LEASE

Date: March 07, 2016

Battaglia Inc. (“Lessor”) and Veritone Inc. (“Lessee”) agree as follows:

1.	Premises: Lessor rents to Lessee and Lessee rents from Lessor, the real property and improvements described as:

	Actual Office		Common Area			Price/	Total
Office #	Square Feet		Allocation		Total Area	Sq.Ft. Chrg	Mo. Rent
1-9	120	x	1.35	=	162	$2.40	$388.80/mo

The premises is rented in “as-is” condition with no additional tenant improvements to be provided by Lessor.

2.	Term: The term is a fifteen (15) month and fifteen (15) day tenancy, commencing on March 07, 2016 and continuing until June 21, 2017. Lessor and Lessee commit to renting said real property and improvements for the full term provided either party is not in default with any of the terms of this agreement. Should the premises not become available on the above commencement date for any reason, the term shall commence on the soonest available date thereafter with no change to the termination date.

3.	Rent:

a.	Lessee agrees to pay Rent at the rate of $388.80 per month through June 21, 2017, the end of the term.

b.	Rent is payable in advance on the 1st day of each calendar month.

c.	If the Commencement Date falls on any day other than the first day of the month, Rent for the first calendar month shall be prorated based on a 30-day period.

d.	If the Termination Date falls on any day other than the last day of the month, Rent for the final calendar month shall be prorated based on a 30-day period.

e.	Payment: Rent shall be paid to Battaglia Inc. at 17992 Cowan, Irvine, CA 92614, or at any other location specified by Lessor in writing to Lessee.

4.	Security Deposit:

a.	Lessee agrees to pay Lessor $0.00 as a security deposit

5.	Parking: All tenant parking will be on a first come, first served basis, except for reserved spaces, as marked. (Care should be taken upon exiting as the exit gate is set to a fixed time and can close against the exiting automobile if the exiting automobile sits too long part way through the exit gate.) A secondary parking lot a couple blocks away across from the Fire Department on 32nd Street, is available if the primary lot is full or for visitors to the office. All guests and business visitors are to park on the street.

6.	Late Charge; Interest; NSF Checks: Lessee acknowledges that either late payment of Rent or issuance of a NSF check may cause Lessor to incur costs and expenses. If any installment of Rent due from Lessee is not received by Lessor within three (3) calendar days after date due, or if a check is returned NSF, Lessee shall pay to Lessor, respectively, 2% of the Rent as late charge and $25.00 as a NSF fee, any of which shall be deemed additional Rent.

Lessor and Lessee agree that these charges represent a fair and reasonable estimate of the costs Lessor may incur by reason of Lessee’s late or NSF payment. Any late charge, delinquent interest, or NSF fee due shall be paid with the current installment of Rent. Lessor’s acceptance of any late charge or NSF fee shall not constitute a waiver as to any default of Lessee. Lessor’s right to collect a Late Charge or NSF fee shall not be deemed an extension of the date Rent is due under paragraph 3b, or prevent Lessor from exercising any other rights and remedies under this agreement.

7.	Zoning and Land Use: Lessee accepts the Premises subject to all local, state and federal laws, regulations and ordinances (“Laws”). Lessor makes no representation or warranty that the Premises are now or in the future will be suitable for Lessee’s use.

8.	Lessee Operating Expenses: Lessee agrees to pay for installation and monthly expenses for any telephone or computer lines and other specialty office needs.

9.	Property Operating Expense: Lessor agrees to pay for power, water, HVAC and maintenance as well as kitchen and restroom supplies.

10.	Use: Expanded building usage is offered to Lessee such as the lobby, kitchen and all restrooms. No other use is permitted without Lessor’s prior written consent. Lessee will comply with all Laws affecting its use of the Premises.

11.

Rules/Regulations: Lessee agrees to comply with all rules and regulations of Lessor that are at any time posted on the Premises or delivered to Lessee. Lessee shall not, and shall ensure that guests and licensees of Lessee do not, disturb, annoy, endanger, or interfere with other Lessees of the building or neighbors, or use the Premises for any unlawful purposes, including, but not limited to, using, manufacturing, selling, storing, or transporting illicit drugs or other contraband, or violate any law or ordinance, or committing a waste or nuisance on or about the Premises. Building security for all tenants is an important issue. Lessee agrees to Lessor’s strict policies to access the Premises, key control and secure the building in a proper fashion.

12.	Alterations: Lessee shall not make any alterations in or about the Premises, including installation of trade fixtures and signs, without Lessor’s prior written consent.

13.	Entry: Lessee shall make Premises available to Lessor or Lessor’s agent for the purpose of entering to make inspections, necessary or agreed repairs, alterations, or improvements, or to supply necessary or agreed services, or to show Premises to prospective or actual purchasers, Lessees, mortgagees, lenders, appraisers, or contractors. Lessor and Lessee agree that 24 hours’ notice (oral or written) shall be reasonable and sufficient notice. In an emergency, Lessor or Lessor’s representative may enter Premises at any time without prior notice.

14.	Subletting/Assignment: Lessee shall not sublet or encumber all or any party of the Premises, or assign or transfer this agreement or any interest in it, without the prior written consent of Lessor. Unless such consent is obtained, any subletting, assignment, transfer, or encumbrance of the Premises, agreement, or tenancy, by voluntary act of Lessee, operation of law, or otherwise, shall be null and void, and, at the option of Lessor, terminate this agreement.

15.	Lessee’s Obligations Upon Vacating Premises: Upon termination of agreement, Lessee shall: (i) give Lessor all copies of all keys or opening devices to Premises, including any common areas; (ii) vacate Premises and surrender it to Lessor empty of all persons and personal property; (iii) vacate all parking and storage space; (iv) deliver Premises to Lessor in the same condition as first occupied and give written notice to Lessor of Lessee’s forwarding address.

16.	Insurance: Lessee’s personal property, fixtures, equipment, inventory and vehicles are not insured by Lessor against loss or damage due to fire, theft, vandalism, rain, water, criminal or negligent acts of others, or any other cause. Lessee is to carry Lessee’s own property insurance to protect Lessee from any such loss. In addition, Lessee shall, at Lessee’s expense, obtain and keep in force during the time of this lease, a policy of general liability insurance insuring Lessee and Lessor, as named insured and additionally insured, respectively, against any liability arising out of the use, occupancy or maintenance of the Premises, and all other areas appurtenant thereto, used by Lessee in an amount of not less than $1,000,000 per occurrence. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. Lessee, upon Lessor’s request, shall provide Lessor with a certificate of insurance establishing Lessee’s compliance.

17.	Lessee Representations; Credit; Lessee warrants that all statements in Lessee’s financial documents and rental applications are accurate. Lessee authorizes Lessor to obtain Lessee’s credit report at time of application and periodically during tenancy in connection with approval, modification, or enforcement of this agreement. Lessor may cancel this agreement at any time, upon discovering that information in Lessee’s application is false. A negative credit report reflecting on Lessee’s record may be submitted to a credit reporting agency, if Lessee fails to pay Rent or comply with any other obligation under this agreement.

18.	Joint and Individual Obligations: If there is more than one Lessee, each one shall be individually and completely responsible for the performance of all obligations of Lessee under this agreement, jointly with every other Lessee, and individually, whether or not in possession.

19.	Notice: Notices may be served by mail, email, facsimile, or courier at the following address or location, or at any other locations subsequently designated:

Lessor:	Battaglia Inc.	Lessee:	Veritone Inc.
	17992 Cowan		3366 Via Lido
	Irvine, CA 92614		Newport Beach, CA 92663

Notice is deemed effective upon the earliest of the following: (i) personal receipt by either party or their agent; (ii) written acknowledgement of notice; or (iii) 5 days after mailing notice to such location by first class mail, postage pre-paid.

20.	Indemnification: Lessee shall indemnify, defend and hold Lessor harmless from all claims, disputes, litigation, judgments and attorney fees arising out of Lessee’s use of the Premises.

21.	Attorney Fees: In any action or proceeding arising out of this agreement, the prevailing party between Lessor and Lessee shall be entitled to reasonable attorney fees and costs from the non-prevailing Lessor or Lessee.

22.	Entire Contract: Time is of the essence. All prior agreements between Lessor and Lessee are incorporated in this agreement, which constitutes the entire contract. It is intended as a final expression of the parties’ agreement, and may not be contradicted by evidence of any prior agreement of contemporaneous oral agreement. The parties further intend that this agreement constitutes the complete and exclusive statement of its terms, and that no extrinsic evidence whatsoever may be introduced in any judicial or other proceeding, if any, involving this agreement.

Any provision of this agreement that is held to be invalid shall not affect the validity or enforceability of any other provision in this agreement. This agreement shall be binding upon, and inure to the benefit of, the heirs, assignees and successors to the parties.

Lessee	/s/ John Markovich	Date	2/2/2016
Veritone, Inc., by John Markovich, Chief Financial Officer

Address	3366 Via Lido, Newport Beach, CA 92663

Lessor	/s/ Richard J. Battaglia	Date	2/3/16
Richard J. Battaglia – Chief Executive Officer

RENTAL AGREEMENT / LEASE

Date: March 07, 2016

Battaglia Inc. (“Lessor”) and Veritone Inc. (“Lessee”) agree as follows:

1.	Premises: Lessor rents to Lessee and Lessee rents from Lessor, the real property and improvements described as:

	Actual Office		Common Area			Price/	Total
Office #	Square Feet		Allocation		Total Area	Sq.Ft. Chrg	Mo. Rent
1-23	257	x	1.35	=	346.95	$2.54	$881.25/mo

The premises is rented in “as-is” condition with no additional tenant improvements to be provided by Lessor.

2.	Term: The term is a fifteen (15) month and fifteen (15) day tenancy, commencing on March 07, 2016 and continuing until June 21, 2017. Lessor and Lessee commit to renting said real property and improvements for the full term provided either party is not in default with any of the terms of this agreement. Should the premises not become available on the above commencement date for any reason, the term shall commence on the soonest available date thereafter with no change to the termination date.

3.	Rent:

a.	Lessee agrees to pay Rent at the rate of $881.25 per month through June 21, 2017, the end of the term.

b.	Rent is payable in advance on the 1st day of each calendar month.

c.	If the Commencement Date falls on any day other than the first day of the month, Rent for the first calendar month shall be prorated based on a 30-day period.

d.	If the Termination Date falls on any day other than the last day of the month, Rent for the final calendar month shall be prorated based on a 30-day period.

e.	Payment: Rent shall be paid to Battaglia Inc. at 17992 Cowan, Irvine, CA 92614, or at any other location specified by Lessor in writing to Lessee.

4.	Security Deposit:

a.	Lessee agrees to pay Lessor $0.00 as a security deposit

5.	Parking: All tenant parking will be on a first come, first served basis, except for reserved spaces, as marked. (Care should be taken upon exiting as the exit gate is set to a fixed time and can close against the exiting automobile if the exiting automobile sits too long part way through the exit gate.) A secondary parking lot a couple blocks away across from the Fire Department on 32nd Street, is available if the primary lot is full or for visitors to the office. All guests and business visitors are to park on the street.

6.	Late Charge; Interest; NSF Checks: Lessee acknowledges that either late payment of Rent or issuance of a NSF check may cause Lessor to incur costs and expenses. If any installment of Rent due from Lessee is not received by Lessor within three (3) calendar days after date due, or if a check is returned NSF, Lessee shall pay to Lessor, respectively, 2% of the Rent as late charge and $25.00 as a NSF fee, any of which shall be deemed additional Rent.

Lessor and Lessee agree that these charges represent a fair and reasonable estimate of the costs Lessor may incur by reason of Lessee’s late or NSF payment. Any late charge, delinquent interest, or NSF fee due shall be paid with the current installment of Rent. Lessor’s acceptance of any late charge or NSF fee shall not constitute a waiver as to any default of Lessee. Lessor’s right to collect a Late Charge or NSF fee shall not be deemed an extension of the date Rent is due under paragraph 3b, or prevent Lessor from exercising any other rights and remedies under this agreement.

7.	Zoning and Land Use: Lessee accepts the Premises subject to all local, state and federal laws, regulations and ordinances (“Laws”). Lessor makes no representation or warranty that the Premises are now or in the future will be suitable for Lessee’s use.

8.	Lessee Operating Expenses: Lessee agrees to pay for installation and monthly expenses for any telephone or computer lines and other specialty office needs.

9.	Property Operating Expense: Lessor agrees to pay for power, water, HVAC and maintenance as well as kitchen and restroom supplies.

10.	Use: Expanded building usage is offered to Lessee such as the lobby, kitchen and all restrooms. No other use is permitted without Lessor’s prior written consent. Lessee will comply with all Laws affecting its use of the Premises.

11.

Rules/Regulations: Lessee agrees to comply with all rules and regulations of Lessor that are at any time posted on the Premises or delivered to Lessee. Lessee shall not, and shall ensure that guests and licensees of Lessee do not, disturb, annoy, endanger, or interfere with other Lessees of the building or neighbors, or use the Premises for any unlawful purposes, including, but not limited to, using, manufacturing, selling, storing, or transporting illicit drugs or other contraband, or violate any law or ordinance, or committing a waste or nuisance on or about the Premises. Building security for all tenants is an important issue. Lessee agrees to Lessor’s strict policies to access the Premises, key control and secure the building in a proper fashion.

12.	Alterations: Lessee shall not make any alterations in or about the Premises, including installation of trade fixtures and signs, without Lessor’s prior written consent.

13.	Entry: Lessee shall make Premises available to Lessor or Lessor’s agent for the purpose of entering to make inspections, necessary or agreed repairs, alterations, or improvements, or to supply necessary or agreed services, or to show Premises to prospective or actual purchasers, Lessees, mortgagees, lenders, appraisers, or contractors. Lessor and Lessee agree that 24 hours’ notice (oral or written) shall be reasonable and sufficient notice. In an emergency, Lessor or Lessor’s representative may enter Premises at any time without prior notice.

14.	Subletting/Assignment: Lessee shall not sublet or encumber all or any party of the Premises, or assign or transfer this agreement or any interest in it, without the prior written consent of Lessor. Unless such consent is obtained, any subletting, assignment, transfer, or encumbrance of the Premises, agreement, or tenancy, by voluntary act of Lessee, operation of law, or otherwise, shall be null and void, and, at the option of Lessor, terminate this agreement.

15.	Lessee’s Obligations Upon Vacating Premises: Upon termination of agreement, Lessee shall: (i) give Lessor all copies of all keys or opening devices to Premises, including any common areas; (ii) vacate Premises and surrender it to Lessor empty of all persons and personal property; (iii) vacate all parking and storage space; (iv) deliver Premises to Lessor in the same condition as first occupied and give written notice to Lessor of Lessee’s forwarding address.

16.	Insurance: Lessee’s personal property, fixtures, equipment, inventory and vehicles are not insured by Lessor against loss or damage due to fire, theft, vandalism, rain, water, criminal or negligent acts of others, or any other cause. Lessee is to carry Lessee’s own property insurance to protect Lessee from any such loss. In addition, Lessee shall, at Lessee’s expense, obtain and keep in force during the time of this lease, a policy of general liability insurance insuring Lessee and Lessor, as named insured and additionally insured, respectively, against any liability arising out of the use, occupancy or maintenance of the Premises, and all other areas appurtenant thereto, used by Lessee in an amount of not less than $1,000,000 per occurrence. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. Lessee, upon Lessor’s request, shall provide Lessor with a certificate of insurance establishing Lessee’s compliance.

17.	Lessee Representations; Credit; Lessee warrants that all statements in Lessee’s financial documents and rental applications are accurate. Lessee authorizes Lessor to obtain Lessee’s credit report at time of application and periodically during tenancy in connection with approval, modification, or enforcement of this agreement. Lessor may cancel this agreement at any time, upon discovering that information in Lessee’s application is false. A negative credit report reflecting on Lessee’s record may be submitted to a credit reporting agency, if Lessee fails to pay Rent or comply with any other obligation under this agreement.

18.	Joint and Individual Obligations: If there is more than one Lessee, each one shall be individually and completely responsible for the performance of all obligations of Lessee under this agreement, jointly with every other Lessee, and individually, whether or not in possession.

19.	Notice: Notices may be served by mail, email, facsimile, or courier at the following address or location, or at any other locations subsequently designated:

Lessor:	Battaglia Inc.	Lessee:	Veritone Inc.
	17992 Cowan		3366 Via Lido
	Irvine, CA 92614		Newport Beach, CA 92663

Notice is deemed effective upon the earliest of the following: (i) personal receipt by either party or their agent; (ii) written acknowledgement of notice; or (iii) 5 days after mailing notice to such location by first class mail, postage pre-paid.

20.	Indemnification: Lessee shall indemnify, defend and hold Lessor harmless from all claims, disputes, litigation, judgments and attorney fees arising out of Lessee’s use of the Premises.

21.	Attorney Fees: In any action or proceeding arising out of this agreement, the prevailing party between Lessor and Lessee shall be entitled to reasonable attorney fees and costs from the non-prevailing Lessor or Lessee.

22.	Entire Contract: Time is of the essence. All prior agreements between Lessor and Lessee are incorporated in this agreement, which constitutes the entire contract. It is intended as a final expression of the parties’ agreement, and may not be contradicted by evidence of any prior agreement of contemporaneous oral agreement. The parties further intend that this agreement constitutes the complete and exclusive statement of its terms, and that no extrinsic evidence whatsoever may be introduced in any judicial or other proceeding, if any, involving this agreement.

Any provision of this agreement that is held to be invalid shall not affect the validity or enforceability of any other provision in this agreement. This agreement shall be binding upon, and inure to the benefit of, the heirs, assignees and successors to the parties.

Lessee	/s/ John Markovich	Date	2/2/2016
Veritone, Inc., by John Markovich, Chief Financial Officer

Address	3366 Via Lido, Newport Beach, CA 92663

Lessor	/s/ Richard J. Battaglia	Date	2/3/16
Richard J. Battaglia – Chief Executive Officer

RENTAL AGREEMENT / LEASE

Date: March 07, 2016

Battaglia Inc. (“Lessor”) and Veritone Inc. (“Lessee”) agree as follows:

1.	Premises: Lessor rents to Lessee and Lessee rents from Lessor, the real property and improvements described as:

	Actual Office		Common Area			Price/	Total
Office #	Square Feet		Allocation		Total Area	Sq.Ft. Chrg	Mo. Rent
2-10A	110	x	1.35	=	148.50	$2.00	$297.00/mo
2-10B	110	x	1.35	=	148.50	$2.00	$297.00/mo

The premises is rented in “as-is” condition with no additional tenant improvements to be provided by Lessor.

2.	Term: The term is a fifteen (15) month and fifteen (15) day tenancy, commencing on March 07, 2016 and continuing until June 21, 2017. Lessor and Lessee commit to renting said real property and improvements for the full term provided either party is not in default with any of the terms of this agreement. Should the premises not become available on the above commencement date for any reason, the term shall commence on the soonest available date thereafter with no change to the termination date.

3.	Rent:

a.	Lessee agrees to pay Rent at the rate of $594.00 per month through June 21, 2017, the end of the term.

b.	Rent is payable in advance on the 1st day of each calendar month.

c.	If the Commencement Date falls on any day other than the first day of the month, Rent for the first calendar month shall be prorated based on a 30-day period.

d.	If the Termination Date falls on any day other than the last day of the month, Rent for the final calendar month shall be prorated based on a 30-day period.

e.	Payment: Rent shall be paid to Battaglia Inc. at 17992 Cowan, Irvine, CA 92614, or at any other location specified by Lessor in writing to Lessee.

4.	Security Deposit:

a.	Lessee agrees to pay Lessor $0.00 as a security deposit

5.	Parking: All tenant parking will be on a first come, first served basis, except for reserved spaces, as marked. (Care should be taken upon exiting as the exit gate is set to a fixed time and can close against the exiting automobile if the exiting automobile sits too long part way through the exit gate.) A secondary parking lot a couple blocks away across from the Fire Department on 32nd Street, is available if the primary lot is full or for visitors to the office. All guests and business visitors are to park on the street.

6.	Late Charge; Interest; NSF Checks: Lessee acknowledges that either late payment of Rent or issuance of a NSF check may cause Lessor to incur costs and expenses. If any installment of Rent due from Lessee is not received by Lessor within three (3) calendar days after date due, or if a check is returned NSF, Lessee shall pay to Lessor, respectively, 2% of the Rent as late charge and $25.00 as a NSF fee, any of which shall be deemed additional Rent.

Lessor and Lessee agree that these charges represent a fair and reasonable estimate of the costs Lessor may incur by reason of Lessee’s late or NSF payment. Any late charge, delinquent interest, or NSF fee due shall be paid with the current installment of Rent. Lessor’s acceptance of any late charge or NSF fee shall not constitute a waiver as to any default of Lessee. Lessor’s right to collect a Late Charge or NSF fee shall not be deemed an extension of the date Rent is due under paragraph 3b, or prevent Lessor from exercising any other rights and remedies under this agreement.

7.	Zoning and Land Use: Lessee accepts the Premises subject to all local, state and federal laws, regulations and ordinances (“Laws”). Lessor makes no representation or warranty that the Premises are now or in the future will be suitable for Lessee’s use.

8.	Lessee Operating Expenses: Lessee agrees to pay for installation and monthly expenses for any telephone or computer lines and other specialty office needs.

9.	Property Operating Expense: Lessor agrees to pay for power, water, HVAC and maintenance as well as kitchen and restroom supplies.

10.	Use: Expanded building usage is offered to Lessee such as the lobby, kitchen and all restrooms. No other use is permitted without Lessor’s prior written consent. Lessee will comply with all Laws affecting its use of the Premises.

11.

Rules/Regulations: Lessee agrees to comply with all rules and regulations of Lessor that are at any time posted on the Premises or delivered to Lessee. Lessee shall not, and shall ensure that guests and licensees of Lessee do not, disturb, annoy, endanger, or interfere with other Lessees of the building or neighbors, or use the Premises for any unlawful purposes, including, but not limited to, using, manufacturing, selling, storing, or transporting illicit drugs or other contraband, or violate any law or ordinance, or committing a waste or nuisance on or about the Premises. Building security for all tenants is an important issue. Lessee agrees to Lessor’s strict policies to access the Premises, key control and secure the building in a proper fashion.

12.	Alterations: Lessee shall not make any alterations in or about the Premises, including installation of trade fixtures and signs, without Lessor’s prior written consent.

13.	Entry: Lessee shall make Premises available to Lessor or Lessor’s agent for the purpose of entering to make inspections, necessary or agreed repairs, alterations, or improvements, or to supply necessary or agreed services, or to show Premises to prospective or actual purchasers, Lessees, mortgagees, lenders, appraisers, or contractors. Lessor and Lessee agree that 24 hours’ notice (oral or written) shall be reasonable and sufficient notice. In an emergency, Lessor or Lessor’s representative may enter Premises at any time without prior notice.

14.	Subletting/Assignment: Lessee shall not sublet or encumber all or any party of the Premises, or assign or transfer this agreement or any interest in it, without the prior written consent of Lessor. Unless such consent is obtained, any subletting, assignment, transfer, or encumbrance of the Premises, agreement, or tenancy, by voluntary act of Lessee, operation of law, or otherwise, shall be null and void, and, at the option of Lessor, terminate this agreement.

15.	Lessee’s Obligations Upon Vacating Premises: Upon termination of agreement, Lessee shall: (i) give Lessor all copies of all keys or opening devices to Premises, including any common areas; (ii) vacate Premises and surrender it to Lessor empty of all persons and personal property; (iii) vacate all parking and storage space; (iv) deliver Premises to Lessor in the same condition as first occupied and give written notice to Lessor of Lessee’s forwarding address.

16.	Insurance: Lessee’s personal property, fixtures, equipment, inventory and vehicles are not insured by Lessor against loss or damage due to fire, theft, vandalism, rain, water, criminal or negligent acts of others, or any other cause. Lessee is to carry Lessee’s own property insurance to protect Lessee from any such loss. In addition, Lessee shall, at Lessee’s expense, obtain and keep in force during the time of this lease, a policy of general liability insurance insuring Lessee and Lessor, as named insured and additionally insured, respectively, against any liability arising out of the use, occupancy or maintenance of the Premises, and all other areas appurtenant thereto, used by Lessee in an amount of not less than $1,000,000 per occurrence. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. Lessee, upon Lessor’s request, shall provide Lessor with a certificate of insurance establishing Lessee’s compliance.

17.	Lessee Representations; Credit; Lessee warrants that all statements in Lessee’s financial documents and rental applications are accurate. Lessee authorizes Lessor to obtain Lessee’s credit report at time of application and periodically during tenancy in connection with approval, modification, or enforcement of this agreement. Lessor may cancel this agreement at any time, upon discovering that information in Lessee’s application is false. A negative credit report reflecting on Lessee’s record may be submitted to a credit reporting agency, if Lessee fails to pay Rent or comply with any other obligation under this agreement.

18.	Joint and Individual Obligations: If there is more than one Lessee, each one shall be individually and completely responsible for the performance of all obligations of Lessee under this agreement, jointly with every other Lessee, and individually, whether or not in possession.

19.	Notice: Notices may be served by mail, email, facsimile, or courier at the following address or location, or at any other locations subsequently designated:

Lessor:	Battaglia Inc.	Lessee:	Veritone Inc.
	17992 Cowan		3366 Via Lido
	Irvine, CA 92614		Newport Beach, CA 92663

Notice is deemed effective upon the earliest of the following: (i) personal receipt by either party or their agent; (ii) written acknowledgement of notice; or (iii) 5 days after mailing notice to such location by first class mail, postage pre-paid.

20.	Indemnification: Lessee shall indemnify, defend and hold Lessor harmless from all claims, disputes, litigation, judgments and attorney fees arising out of Lessee’s use of the Premises.

21.	Attorney Fees: In any action or proceeding arising out of this agreement, the prevailing party between Lessor and Lessee shall be entitled to reasonable attorney fees and costs from the non-prevailing Lessor or Lessee.

22.	Entire Contract: Time is of the essence. All prior agreements between Lessor and Lessee are incorporated in this agreement, which constitutes the entire contract. It is intended as a final expression of the parties’ agreement, and may not be contradicted by evidence of any prior agreement of contemporaneous oral agreement. The parties further intend that this agreement constitutes the complete and exclusive statement of its terms, and that no extrinsic evidence whatsoever may be introduced in any judicial or other proceeding, if any, involving this agreement.

Any provision of this agreement that is held to be invalid shall not affect the validity or enforceability of any other provision in this agreement. This agreement shall be binding upon, and inure to the benefit of, the heirs, assignees and successors to the parties.

Lessee	/s/ John Markovich	Date	2/2/2016
Veritone, Inc., by John Markovich, Chief Financial Officer

Address	3366 Via Lido, Newport Beach, CA 92663

Lessor	/s/ Richard J. Battaglia	Date	2/3/16
Richard J. Battaglia – Chief Executive Officer

RENTAL AGREEMENT / LEASE

Date: March 07, 2016

Battaglia Inc. (“Lessor”) and Veritone Inc. (“Lessee”) agree as follows:

1.	Premises: Lessor rents to Lessee and Lessee rents from Lessor, the real property and improvements described as:

	Actual Office		Common Area			Price/	Total
Office #	Square Feet		Allocation		Total Area	Sq.Ft. Chrg	Mo. Rent
2-11	150	x	1.35	=	202.5	$2.00	$405.00/mo

The premises is rented in “as-is” condition with no additional tenant improvements to be provided by Lessor.

2.	Term: The term is a fifteen (15) month and fifteen (15) day tenancy, commencing on March 07, 2016 and continuing until June 21, 2017. Lessor and Lessee commit to renting said real property and improvements for the full term provided either party is not in default with any of the terms of this agreement. Should the premises not become available on the above commencement date for any reason, the term shall commence on the soonest available date thereafter with no change to the termination date.

3.	Rent:

a.	Lessee agrees to pay Rent at the rate of $405.00 per month through June 21, 2017, the end of the term.

b.	Rent is payable in advance on the 1st day of each calendar month.

c.	If the Commencement Date falls on any day other than the first day of the month, Rent for the first calendar month shall be prorated based on a 30-day period.

d.	If the Termination Date falls on any day other than the last day of the month, Rent for the final calendar month shall be prorated based on a 30-day period.

e.	Payment: Rent shall be paid to Battaglia Inc. at 17992 Cowan, Irvine, CA 92614, or at any other location specified by Lessor in writing to Lessee.

4.	Security Deposit:

a.	Lessee agrees to pay Lessor $0.00 as a security deposit

5.	Parking: All tenant parking will be on a first come, first served basis, except for reserved spaces, as marked. (Care should be taken upon exiting as the exit gate is set to a fixed time and can close against the exiting automobile if the exiting automobile sits too long part way through the exit gate.) A secondary parking lot a couple blocks away across from the Fire Department on 32nd Street, is available if the primary lot is full or for visitors to the office. All guests and business visitors are to park on the street.

6.	Late Charge; Interest; NSF Checks: Lessee acknowledges that either late payment of Rent or issuance of a NSF check may cause Lessor to incur costs and expenses. If any installment of Rent due from Lessee is not received by Lessor within three (3) calendar days after date due, or if a check is returned NSF, Lessee shall pay to Lessor, respectively, 2% of the Rent as late charge and $25.00 as a NSF fee, any of which shall be deemed additional Rent.

Lessor and Lessee agree that these charges represent a fair and reasonable estimate of the costs Lessor may incur by reason of Lessee’s late or NSF payment. Any late charge, delinquent interest, or NSF fee due shall be paid with the current installment of Rent. Lessor’s acceptance of any late charge or NSF fee shall not constitute a waiver as to any default of Lessee. Lessor’s right to collect a Late Charge or NSF fee shall not be deemed an extension of the date Rent is due under paragraph 3b, or prevent Lessor from exercising any other rights and remedies under this agreement.

7.	Zoning and Land Use: Lessee accepts the Premises subject to all local, state and federal laws, regulations and ordinances (“Laws”). Lessor makes no representation or warranty that the Premises are now or in the future will be suitable for Lessee’s use.

8.	Lessee Operating Expenses: Lessee agrees to pay for installation and monthly expenses for any telephone or computer lines and other specialty office needs.

9.	Property Operating Expense: Lessor agrees to pay for power, water, HVAC and maintenance as well as kitchen and restroom supplies.

10.	Use: Expanded building usage is offered to Lessee such as the lobby, kitchen and all restrooms. No other use is permitted without Lessor’s prior written consent. Lessee will comply with all Laws affecting its use of the Premises.

11.

Rules/Regulations: Lessee agrees to comply with all rules and regulations of Lessor that are at any time posted on the Premises or delivered to Lessee. Lessee shall not, and shall ensure that guests and licensees of Lessee do not, disturb, annoy, endanger, or interfere with other Lessees of the building or neighbors, or use the Premises for any unlawful purposes, including, but not limited to, using, manufacturing, selling, storing, or transporting illicit drugs or other contraband, or violate any law or ordinance, or committing a waste or nuisance on or about the Premises. Building security for all tenants is an important issue. Lessee agrees to Lessor’s strict policies to access the Premises, key control and secure the building in a proper fashion.

12.	Alterations: Lessee shall not make any alterations in or about the Premises, including installation of trade fixtures and signs, without Lessor’s prior written consent.

13.	Entry: Lessee shall make Premises available to Lessor or Lessor’s agent for the purpose of entering to make inspections, necessary or agreed repairs, alterations, or improvements, or to supply necessary or agreed services, or to show Premises to prospective or actual purchasers, Lessees, mortgagees, lenders, appraisers, or contractors. Lessor and Lessee agree that 24 hours’ notice (oral or written) shall be reasonable and sufficient notice. In an emergency, Lessor or Lessor’s representative may enter Premises at any time without prior notice.

14.	Subletting/Assignment: Lessee shall not sublet or encumber all or any party of the Premises, or assign or transfer this agreement or any interest in it, without the prior written consent of Lessor. Unless such consent is obtained, any subletting, assignment, transfer, or encumbrance of the Premises, agreement, or tenancy, by voluntary act of Lessee, operation of law, or otherwise, shall be null and void, and, at the option of Lessor, terminate this agreement.

15.	Lessee’s Obligations Upon Vacating Premises: Upon termination of agreement, Lessee shall: (i) give Lessor all copies of all keys or opening devices to Premises, including any common areas; (ii) vacate Premises and surrender it to Lessor empty of all persons and personal property; (iii) vacate all parking and storage space; (iv) deliver Premises to Lessor in the same condition as first occupied and give written notice to Lessor of Lessee’s forwarding address.

16.	Insurance: Lessee’s personal property, fixtures, equipment, inventory and vehicles are not insured by Lessor against loss or damage due to fire, theft, vandalism, rain, water, criminal or negligent acts of others, or any other cause. Lessee is to carry Lessee’s own property insurance to protect Lessee from any such loss. In addition, Lessee shall, at Lessee’s expense, obtain and keep in force during the time of this lease, a policy of general liability insurance insuring Lessee and Lessor, as named insured and additionally insured, respectively, against any liability arising out of the use, occupancy or maintenance of the Premises, and all other areas appurtenant thereto, used by Lessee in an amount of not less than $1,000,000 per occurrence. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. Lessee, upon Lessor’s request, shall provide Lessor with a certificate of insurance establishing Lessee’s compliance.

17.	Lessee Representations; Credit; Lessee warrants that all statements in Lessee’s financial documents and rental applications are accurate. Lessee authorizes Lessor to obtain Lessee’s credit report at time of application and periodically during tenancy in connection with approval, modification, or enforcement of this agreement. Lessor may cancel this agreement at any time, upon discovering that information in Lessee’s application is false. A negative credit report reflecting on Lessee’s record may be submitted to a credit reporting agency, if Lessee fails to pay Rent or comply with any other obligation under this agreement.

18.	Joint and Individual Obligations: If there is more than one Lessee, each one shall be individually and completely responsible for the performance of all obligations of Lessee under this agreement, jointly with every other Lessee, and individually, whether or not in possession.

19.	Notice: Notices may be served by mail, email, facsimile, or courier at the following address or location, or at any other locations subsequently designated:

Lessor:	Battaglia Inc.	Lessee:	Veritone Inc.
	17992 Cowan		3366 Via Lido
	Irvine, CA 92614		Newport Beach, CA 92663

Notice is deemed effective upon the earliest of the following: (i) personal receipt by either party or their agent; (ii) written acknowledgement of notice; or (iii) 5 days after mailing notice to such location by first class mail, postage pre-paid.

20.	Indemnification: Lessee shall indemnify, defend and hold Lessor harmless from all claims, disputes, litigation, judgments and attorney fees arising out of Lessee’s use of the Premises.

21.	Attorney Fees: In any action or proceeding arising out of this agreement, the prevailing party between Lessor and Lessee shall be entitled to reasonable attorney fees and costs from the non-prevailing Lessor or Lessee.

22.	Entire Contract: Time is of the essence. All prior agreements between Lessor and Lessee are incorporated in this agreement, which constitutes the entire contract. It is intended as a final expression of the parties’ agreement, and may not be contradicted by evidence of any prior agreement of contemporaneous oral agreement. The parties further intend that this agreement constitutes the complete and exclusive statement of its terms, and that no extrinsic evidence whatsoever may be introduced in any judicial or other proceeding, if any, involving this agreement.

Any provision of this agreement that is held to be invalid shall not affect the validity or enforceability of any other provision in this agreement. This agreement shall be binding upon, and inure to the benefit of, the heirs, assignees and successors to the parties.

Lessee	/s/ John Markovich	Date	2/2/2016
Veritone, Inc., by John Markovich, Chief Financial Officer

Address	3366 Via Lido, Newport Beach, CA 92663

Lessor	/s/ Richard J. Battaglia	Date	2/3/16
Richard J. Battaglia – Chief Executive Officer

RENTAL AGREEMENT / LEASE

Date: March 07, 2016

Battaglia Inc. (“Lessor”) and Veritone Inc. (“Lessee”) agree as follows:

1.	Premises: Lessor rents to Lessee and Lessee rents from Lessor, the real property and improvements described as:

	Actual Office Square Feet		Common Area			Price/ Sq.Ft. Chrg	Total Mo. Rent
Office #			Allocation		Total Area
2-12	150	x	1.35	=	202.5	$2.00	$405.00/mo

The premises is rented in “as-is” condition with no additional tenant improvements to be provided by Lessor.

2.	Term: The term is a fifteen (15) month and fifteen (15) day tenancy, commencing on March 07, 2016 and continuing until June 21, 2017. Lessor and Lessee commit to renting said real property and improvements for the full term provided either party is not in default with any of the terms of this agreement. Should the premises not become available on the above commencement date for any reason, the term shall commence on the soonest available date thereafter with no change to the termination date.

3.	Rent:

a.	Lessee agrees to pay Rent at the rate of $405.00 per month through June 21, 2017, the end of the term.

b.	Rent is payable in advance on the 1st day of each calendar month.

c.	If the Commencement Date falls on any day other than the first day of the month, Rent for the first calendar month shall be prorated based on a 30-day period.

d.	If the Termination Date falls on any day other than the last day of the month, Rent for the final calendar month shall be prorated based on a 30-day period.

e.	Payment: Rent shall be paid to Battaglia Inc. at 17992 Cowan, Irvine, CA 92614, or at any other location specified by Lessor in writing to Lessee.

4.	Security Deposit:

a.	Lessee agrees to pay Lessor $0.00 as a security deposit

5.	Parking: All tenant parking will be on a first come, first served basis, except for reserved spaces, as marked. (Care should be taken upon exiting as the exit gate is set to a fixed time and can close against the exiting automobile if the exiting automobile sits too long part way through the exit gate.) A secondary parking lot a couple blocks away across from the Fire Department on 32nd Street, is available if the primary lot is full or for visitors to the office. All guests and business visitors are to park on the street.

6.	Late Charge; Interest; NSF Checks: Lessee acknowledges that either late payment of Rent or issuance of a NSF check may cause Lessor to incur costs and expenses. If any installment of Rent due from Lessee is not received by Lessor within three (3) calendar days after date due, or if a check is returned NSF, Lessee shall pay to Lessor, respectively, 2% of the Rent as late charge and $25.00 as a NSF fee, any of which shall be deemed additional Rent.

Lessor and Lessee agree that these charges represent a fair and reasonable estimate of the costs Lessor may incur by reason of Lessee’s late or NSF payment. Any late charge, delinquent interest, or NSF fee due shall be paid with the current installment of Rent. Lessor’s acceptance of any late charge or NSF fee shall not constitute a waiver as to any default of Lessee. Lessor’s right to collect a Late Charge or NSF fee shall not be deemed an extension of the date Rent is due under paragraph 3b, or prevent Lessor from exercising any other rights and remedies under this agreement.

7.	Zoning and Land Use: Lessee accepts the Premises subject to all local, state and federal laws, regulations and ordinances (“Laws”). Lessor makes no representation or warranty that the Premises are now or in the future will be suitable for Lessee’s use.

8.	Lessee Operating Expenses: Lessee agrees to pay for installation and monthly expenses for any telephone or computer lines and other specialty office needs.

9.	Property Operating Expense: Lessor agrees to pay for power, water, HVAC and maintenance as well as kitchen and restroom supplies.

10.	Use: Expanded building usage is offered to Lessee such as the lobby, kitchen and all restrooms. No other use is permitted without Lessor’s prior written consent. Lessee will comply with all Laws affecting its use of the Premises.

11.

Rules/Regulations: Lessee agrees to comply with all rules and regulations of Lessor that are at any time posted on the Premises or delivered to Lessee. Lessee shall not, and shall ensure that guests and licensees of Lessee do not, disturb, annoy, endanger, or interfere with other Lessees of the building or neighbors, or use the Premises for any unlawful purposes, including, but not limited to, using, manufacturing, selling, storing, or transporting illicit drugs or other contraband, or violate any law or ordinance, or committing a waste or nuisance on or about the Premises. Building security for all tenants is an important issue. Lessee agrees to Lessor’s strict policies to access the Premises, key control and secure the building in a proper fashion.

12.	Alterations: Lessee shall not make any alterations in or about the Premises, including installation of trade fixtures and signs, without Lessor’s prior written consent.

13.	Entry: Lessee shall make Premises available to Lessor or Lessor’s agent for the purpose of entering to make inspections, necessary or agreed repairs, alterations, or improvements, or to supply necessary or agreed services, or to show Premises to prospective or actual purchasers, Lessees, mortgagees, lenders, appraisers, or contractors. Lessor and Lessee agree that 24 hours’ notice (oral or written) shall be reasonable and sufficient notice. In an emergency, Lessor or Lessor’s representative may enter Premises at any time without prior notice.

14.	Subletting/Assignment: Lessee shall not sublet or encumber all or any party of the Premises, or assign or transfer this agreement or any interest in it, without the prior written consent of Lessor. Unless such consent is obtained, any subletting, assignment, transfer, or encumbrance of the Premises, agreement, or tenancy, by voluntary act of Lessee, operation of law, or otherwise, shall be null and void, and, at the option of Lessor, terminate this agreement.

15.	Lessee’s Obligations Upon Vacating Premises: Upon termination of agreement, Lessee shall: (i) give Lessor all copies of all keys or opening devices to Premises, including any common areas; (ii) vacate Premises and surrender it to Lessor empty of all persons and personal property; (iii) vacate all parking and storage space; (iv) deliver Premises to Lessor in the same condition as first occupied and give written notice to Lessor of Lessee’s forwarding address.

16.	Insurance: Lessee’s personal property, fixtures, equipment, inventory and vehicles are not insured by Lessor against loss or damage due to fire, theft, vandalism, rain, water, criminal or negligent acts of others, or any other cause. Lessee is to carry Lessee’s own property insurance to protect Lessee from any such loss. In addition, Lessee shall, at Lessee’s expense, obtain and keep in force during the time of this lease, a policy of general liability insurance insuring Lessee and Lessor, as named insured and additionally insured, respectively, against any liability arising out of the use, occupancy or maintenance of the Premises, and all other areas appurtenant thereto, used by Lessee in an amount of not less than $1,000,000 per occurrence. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. Lessee, upon Lessor’s request, shall provide Lessor with a certificate of insurance establishing Lessee’s compliance.

17.	Lessee Representations; Credit; Lessee warrants that all statements in Lessee’s financial documents and rental applications are accurate. Lessee authorizes Lessor to obtain Lessee’s credit report at time of application and periodically during tenancy in connection with approval, modification, or enforcement of this agreement. Lessor may cancel this agreement at any time, upon discovering that information in Lessee’s application is false. A negative credit report reflecting on Lessee’s record may be submitted to a credit reporting agency, if Lessee fails to pay Rent or comply with any other obligation under this agreement.

18.	Joint and Individual Obligations: If there is more than one Lessee, each one shall be individually and completely responsible for the performance of all obligations of Lessee under this agreement, jointly with every other Lessee, and individually, whether or not in possession.

19.	Notice: Notices may be served by mail, email, facsimile, or courier at the following address or location, or at any other locations subsequently designated:

Lessor:	Battaglia Inc.	Lessee:	Veritone Inc.
	17992 Cowan		3366 Via Lido
	Irvine, CA 92614		Newport Beach, CA 92663

Notice is deemed effective upon the earliest of the following: (i) personal receipt by either party or their agent; (ii) written acknowledgement of notice; or (iii) 5 days after mailing notice to such location by first class mail, postage pre-paid.

20.	Indemnification: Lessee shall indemnify, defend and hold Lessor harmless from all claims, disputes, litigation, judgments and attorney fees arising out of Lessee’s use of the Premises.

21.	Attorney Fees: In any action or proceeding arising out of this agreement, the prevailing party between Lessor and Lessee shall be entitled to reasonable attorney fees and costs from the non-prevailing Lessor or Lessee.

22.	Entire Contract: Time is of the essence. All prior agreements between Lessor and Lessee are incorporated in this agreement, which constitutes the entire contract. It is intended as a final expression of the parties’ agreement, and may not be contradicted by evidence of any prior agreement of contemporaneous oral agreement. The parties further intend that this agreement constitutes the complete and exclusive statement of its terms, and that no extrinsic evidence whatsoever may be introduced in any judicial or other proceeding, if any, involving this agreement.

Any provision of this agreement that is held to be invalid shall not affect the validity or enforceability of any other provision in this agreement. This agreement shall be binding upon, and inure to the benefit of, the heirs, assignees and successors to the parties.

Lessee	/s/ John Markovich	Date	2/2/2016
Veritone, Inc., by John Markovich, Chief Financial Officer

Address	3366 Via Lido, Newport Beach, CA 92663

Lessor	/s/ Richard J. Battaglia	Date	2/3/16
Richard J. Battaglia – Chief Executive Officer

RENTAL AGREEMENT / LEASE

Date: March 07, 2016

Battaglia Inc. (“Lessor”) and Veritone Inc. (“Lessee”) agree as follows:

1.	Premises: Lessor rents to Lessee and Lessee rents from Lessor, the real property and improvements described as:

	Actual Office		Common Area			Price/	Total
Office #	Square Feet		Allocation		Total Area	Sq.Ft. Chrg	Mo. Rent
2-13	170	x	1.35	=	229.5	$2.00	$459.00/mo
2-14	100	x	1.35	=	135	$2.00	$270.00/mo

The premises is rented in “as-is” condition with no additional tenant improvements to be provided by Lessor.

2.	Term: The term is a fifteen (15) month and fifteen (15) day tenancy, commencing on March 07, 2016 and continuing until June 21, 2017. Lessor and Lessee commit to renting said real property and improvements for the full term provided either party is not in default with any of the terms of this agreement. Should the premises not become available on the above commencement date for any reason, the term shall commence on the soonest available date thereafter with no change to the termination date.

3.	Rent:

a.	Lessee agrees to pay Rent at the rate of $729.00 per month through June 21, 2017, the end of the term.

b.	Rent is payable in advance on the 1st day of each calendar month.

c.	If the Commencement Date falls on any day other than the first day of the month, Rent for the first calendar month shall be prorated based on a 30-day period.

d.	If the Termination Date falls on any day other than the last day of the month, Rent for the final calendar month shall be prorated based on a 30-day period.

e.	Payment: Rent shall be paid to Battaglia Inc. at 17992 Cowan, Irvine, CA 92614, or at any other location specified by Lessor in writing to Lessee.

4.	Security Deposit:

a.	Lessee agrees to pay Lessor $0.00 as a security deposit

5.	Parking: All tenant parking will be on a first come, first served basis, except for reserved spaces, as marked. (Care should be taken upon exiting as the exit gate is set to a fixed time and can close against the exiting automobile if the exiting automobile sits too long part way through the exit gate.) A secondary parking lot a couple blocks away across from the Fire Department on 32nd Street, is available if the primary lot is full or for visitors to the office. All guests and business visitors are to park on the street.

6.	Late Charge; Interest; NSF Checks: Lessee acknowledges that either late payment of Rent or issuance of a NSF check may cause Lessor to incur costs and expenses. If any installment of Rent due from Lessee is not received by Lessor within three (3) calendar days after date due, or if a check is returned NSF, Lessee shall pay to Lessor, respectively, 2% of the Rent as late charge and $25.00 as a NSF fee, any of which shall be deemed additional Rent.

Lessor and Lessee agree that these charges represent a fair and reasonable estimate of the costs Lessor may incur by reason of Lessee’s late or NSF payment. Any late charge, delinquent interest, or NSF fee due shall be paid with the current installment of Rent. Lessor’s acceptance of any late charge or NSF fee shall not constitute a waiver as to any default of Lessee. Lessor’s right to collect a Late Charge or NSF fee shall not be deemed an extension of the date Rent is due under paragraph 3b, or prevent Lessor from exercising any other rights and remedies under this agreement.

7.	Zoning and Land Use: Lessee accepts the Premises subject to all local, state and federal laws, regulations and ordinances (“Laws”). Lessor makes no representation or warranty that the Premises are now or in the future will be suitable for Lessee’s use.

8.	Lessee Operating Expenses: Lessee agrees to pay for installation and monthly expenses for any telephone or computer lines and other specialty office needs.

9.	Property Operating Expense: Lessor agrees to pay for power, water, HVAC and maintenance as well as kitchen and restroom supplies.

10.	Use: Expanded building usage is offered to Lessee such as the lobby, kitchen and all restrooms. No other use is permitted without Lessor’s prior written consent. Lessee will comply with all Laws affecting its use of the Premises.

11.

Rules/Regulations: Lessee agrees to comply with all rules and regulations of Lessor that are at any time posted on the Premises or delivered to Lessee. Lessee shall not, and shall ensure that guests and licensees of Lessee do not, disturb, annoy, endanger, or interfere with other Lessees of the building or neighbors, or use the Premises for any unlawful purposes, including, but not limited to, using, manufacturing, selling, storing, or transporting illicit drugs or other contraband, or violate any law or ordinance, or committing a waste or nuisance on or about the Premises. Building security for all tenants is an important issue. Lessee agrees to Lessor’s strict policies to access the Premises, key control and secure the building in a proper fashion.

12.	Alterations: Lessee shall not make any alterations in or about the Premises, including installation of trade fixtures and signs, without Lessor’s prior written consent.

13.	Entry: Lessee shall make Premises available to Lessor or Lessor’s agent for the purpose of entering to make inspections, necessary or agreed repairs, alterations, or improvements, or to supply necessary or agreed services, or to show Premises to prospective or actual purchasers, Lessees, mortgagees, lenders, appraisers, or contractors. Lessor and Lessee agree that 24 hours’ notice (oral or written) shall be reasonable and sufficient notice. In an emergency, Lessor or Lessor’s representative may enter Premises at any time without prior notice.

14.	Subletting/Assignment: Lessee shall not sublet or encumber all or any party of the Premises, or assign or transfer this agreement or any interest in it, without the prior written consent of Lessor. Unless such consent is obtained, any subletting, assignment, transfer, or encumbrance of the Premises, agreement, or tenancy, by voluntary act of Lessee, operation of law, or otherwise, shall be null and void, and, at the option of Lessor, terminate this agreement.

15.	Lessee’s Obligations Upon Vacating Premises: Upon termination of agreement, Lessee shall: (i) give Lessor all copies of all keys or opening devices to Premises, including any common areas; (ii) vacate Premises and surrender it to Lessor empty of all persons and personal property; (iii) vacate all parking and storage space; (iv) deliver Premises to Lessor in the same condition as first occupied and give written notice to Lessor of Lessee’s forwarding address.

16.	Insurance: Lessee’s personal property, fixtures, equipment, inventory and vehicles are not insured by Lessor against loss or damage due to fire, theft, vandalism, rain, water, criminal or negligent acts of others, or any other cause. Lessee is to carry Lessee’s own property insurance to protect Lessee from any such loss. In addition, Lessee shall, at Lessee’s expense, obtain and keep in force during the time of this lease, a policy of general liability insurance insuring Lessee and Lessor, as named insured and additionally insured, respectively, against any liability arising out of the use, occupancy or maintenance of the Premises, and all other areas appurtenant thereto, used by Lessee in an amount of not less than $1,000,000 per occurrence. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. Lessee, upon Lessor’s request, shall provide Lessor with a certificate of insurance establishing Lessee’s compliance.

17.	Lessee Representations; Credit; Lessee warrants that all statements in Lessee’s financial documents and rental applications are accurate. Lessee authorizes Lessor to obtain Lessee’s credit report at time of application and periodically during tenancy in connection with approval, modification, or enforcement of this agreement. Lessor may cancel this agreement at any time, upon discovering that information in Lessee’s application is false. A negative credit report reflecting on Lessee’s record may be submitted to a credit reporting agency, if Lessee fails to pay Rent or comply with any other obligation under this agreement.

18.	Joint and Individual Obligations: If there is more than one Lessee, each one shall be individually and completely responsible for the performance of all obligations of Lessee under this agreement, jointly with every other Lessee, and individually, whether or not in possession.

19.	Notice: Notices may be served by mail, email, facsimile, or courier at the following address or location, or at any other locations subsequently designated:

Lessor:	Battaglia Inc.	Lessee:	Veritone Inc.
	17992 Cowan		3366 Via Lido
	Irvine, CA 92614		Newport Beach, CA 92663

Notice is deemed effective upon the earliest of the following: (i) personal receipt by either party or their agent; (ii) written acknowledgement of notice; or (iii) 5 days after mailing notice to such location by first class mail, postage pre-paid.

20.	Indemnification: Lessee shall indemnify, defend and hold Lessor harmless from all claims, disputes, litigation, judgments and attorney fees arising out of Lessee’s use of the Premises.

21.	Attorney Fees: In any action or proceeding arising out of this agreement, the prevailing party between Lessor and Lessee shall be entitled to reasonable attorney fees and costs from the non-prevailing Lessor or Lessee.

22.	Entire Contract: Time is of the essence. All prior agreements between Lessor and Lessee are incorporated in this agreement, which constitutes the entire contract. It is intended as a final expression of the parties’ agreement, and may not be contradicted by evidence of any prior agreement of contemporaneous oral agreement. The parties further intend that this agreement constitutes the complete and exclusive statement of its terms, and that no extrinsic evidence whatsoever may be introduced in any judicial or other proceeding, if any, involving this agreement.

Any provision of this agreement that is held to be invalid shall not affect the validity or enforceability of any other provision in this agreement. This agreement shall be binding upon, and inure to the benefit of, the heirs, assignees and successors to the parties.

Lessee	/s/ John Markovich	Date	2/2/2016
Veritone, Inc., by John Markovich, Chief Financial Officer

Address	3366 Via Lido, Newport Beach, CA 92663

Lessor	/s/ Richard J. Battaglia	Date	2/3/16
Richard J. Battaglia – Chief Executive Officer

RENTAL AGREEMENT / LEASE

Date: August 16, 2016

Battaglia Inc. (“Lessor”) and Veritone Inc. (“Lessee”) agree as follows:

1.	Premises: Lessor rents to Lessee and Lessee rents from Lessor, the real property and improvements described as:

	Actual Office		Common Area			Price/	Total
Office #	Square Feet		Allocation		Total Area	Sq.Ft. Chrg	Mo. Rent
1-5	1585	x	1.35	=	2139.75	$2.70	$5,777.33/mo
2-32	540	x	1.35	=	729	$2.00	$1,458.00/mo

The premises is rented in “as-is” condition with no additional tenant improvements to be provided by Lessor.

2.	Term: The term is a ten (10) month and six (6) day tenancy, commencing on August 16, 2016 and continuing until June 21, 2017. Lessor and Lessee commit to renting said real property and improvements for the full term provided either party is not in default with any of the terms of this agreement. Should the premises not become available on the above commencement date for any reason, the term shall commence on the soonest available date thereafter with no change to the termination date.

3.	Rent:

a.	Lessee agrees to pay Rent at the rate of $7,235.33 per month through June 21, 2017, the end of the term.

b.	Rent is payable in advance on the 1st day of each calendar month.

c.	If the Commencement Date falls on any day other than the first day of the month, Rent for the first calendar month shall be prorated based on a 30-day period.

d.	If the Termination Date falls on any day other than the last day of the month, Rent for the final calendar month shall be prorated based on a 30-day period.

e.	Payment: Rent shall be paid to Battaglia Inc. at 17992 Cowan, Irvine, CA 92614, or at any other location specified by Lessor in writing to Lessee.

4.	Security Deposit:

a.	Lessee agrees to pay Lessor $0.00 as a security deposit

5.	Parking: All tenant parking will be on a first come, first served basis, except for reserved spaces, as marked. (Care should be taken upon exiting as the exit gate is set to a fixed time and can close against the exiting automobile if the exiting automobile sits too long part way through the exit gate.) A secondary parking lot a couple blocks away across from the Fire Department on 32nd Street, is available if the primary lot is full or for visitors to the office. All guests and business visitors are to park on the street.

6.	Late Charge; Interest; NSF Checks: Lessee acknowledges that either late payment of Rent or issuance of a NSF check may cause Lessor to incur costs and expenses. If any installment of Rent due from Lessee is not received by Lessor within three (3) calendar days after date due, or if a check is returned NSF, Lessee shall pay to Lessor, respectively, 2% of the Rent as late charge and $25.00 as a NSF fee, any of which shall be deemed additional Rent.

Lessor and Lessee agree that these charges represent a fair and reasonable estimate of the costs Lessor may incur by reason of Lessee’s late or NSF payment. Any late charge, delinquent interest, or NSF fee due shall be paid with the current installment of Rent. Lessor’s acceptance of any late charge or NSF fee shall not constitute a waiver as to any default of Lessee. Lessor’s right to collect a Late Charge or NSF fee shall not be deemed an extension of the date Rent is due under paragraph 3b, or prevent Lessor from exercising any other rights and remedies under this agreement.

7.	Zoning and Land Use: Lessee accepts the Premises subject to all local, state and federal laws, regulations and ordinances (“Laws”). Lessor makes no representation or warranty that the Premises are now or in the future will be suitable for Lessee’s use.

8.	Lessee Operating Expenses: Lessee agrees to pay for installation and monthly expenses for any telephone or computer lines and other specialty office needs.

9.	Property Operating Expense: Lessor agrees to pay for power, water, HVAC and maintenance as well as kitchen and restroom supplies.

10.	Use: Expanded building usage is offered to Lessee such as the lobby, kitchen and all restrooms. No other use is permitted without Lessor’s prior written consent. Lessee will comply with all Laws affecting its use of the Premises.

11.

Rules/Regulations: Lessee agrees to comply with all rules and regulations of Lessor that are at any time posted on the Premises or delivered to Lessee. Lessee shall not, and shall ensure that guests and licensees of Lessee do not, disturb, annoy, endanger, or interfere with other Lessees of the building or neighbors, or use the Premises for any unlawful purposes, including, but not limited to, using, manufacturing, selling, storing, or transporting illicit drugs or other contraband, or violate any law or ordinance, or committing a waste or nuisance on or about the Premises. Building security for all tenants is an important issue. Lessee agrees to Lessor’s strict policies to access the Premises, key control and secure the building in a proper fashion.

12.	Alterations: Lessee shall not make any alterations in or about the Premises, including installation of trade fixtures and signs, without Lessor’s prior written consent.

13.	Entry: Lessee shall make Premises available to Lessor or Lessor’s agent for the purpose of entering to make inspections, necessary or agreed repairs, alterations, or improvements, or to supply necessary or agreed services, or to show Premises to prospective or actual purchasers, Lessees, mortgagees, lenders, appraisers, or contractors. Lessor and Lessee agree that 24 hours’ notice (oral or written) shall be reasonable and sufficient notice. In an emergency, Lessor or Lessor’s representative may enter Premises at any time without prior notice.

14.	Subletting/Assignment: Lessee shall not sublet or encumber all or any party of the Premises, or assign or transfer this agreement or any interest in it, without the prior written consent of Lessor. Unless such consent is obtained, any subletting, assignment, transfer, or encumbrance of the Premises, agreement, or tenancy, by voluntary act of Lessee, operation of law, or otherwise, shall be null and void, and, at the option of Lessor, terminate this agreement.

15.	Lessee’s Obligations Upon Vacating Premises: Upon termination of agreement, Lessee shall: (i) give Lessor all copies of all keys or opening devices to Premises, including any common areas; (ii) vacate Premises and surrender it to Lessor empty of all persons and personal property; (iii) vacate all parking and storage space; (iv) deliver Premises to Lessor in the same condition as first occupied and give written notice to Lessor of Lessee’s forwarding address.

16.	Insurance: Lessee’s personal property, fixtures, equipment, inventory and vehicles are not insured by Lessor against loss or damage due to fire, theft, vandalism, rain, water, criminal or negligent acts of others, or any other cause. Lessee is to carry Lessee’s own property insurance to protect Lessee from any such loss. In addition, Lessee shall, at Lessee’s expense, obtain and keep in force during the time of this lease, a policy of general liability insurance insuring Lessee and Lessor, as named insured and additionally insured, respectively, against any liability arising out of the use, occupancy or maintenance of the Premises, and all other areas appurtenant thereto, used by Lessee in an amount of not less than $1,000,000 per occurrence. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. Lessee, upon Lessor’s request, shall provide Lessor with a certificate of insurance establishing Lessee’s compliance.

17.	Lessee Representations; Credit; Lessee warrants that all statements in Lessee’s financial documents and rental applications are accurate. Lessee authorizes Lessor to obtain Lessee’s credit report at time of application and periodically during tenancy in connection with approval, modification, or enforcement of this agreement. Lessor may cancel this agreement at any time, upon discovering that information in Lessee’s application is false. A negative credit report reflecting on Lessee’s record may be submitted to a credit reporting agency, if Lessee fails to pay Rent or comply with any other obligation under this agreement.

18.	Joint and Individual Obligations: If there is more than one Lessee, each one shall be individually and completely responsible for the performance of all obligations of Lessee under this agreement, jointly with every other Lessee, and individually, whether or not in possession.

19.	Notice: Notices may be served by mail, email, facsimile, or courier at the following address or location, or at any other locations subsequently designated:

Lessor:	Battaglia Inc.	Lessee:	Veritone Inc.
	17992 Cowan		3366 Via Lido
	Irvine, CA 92614		Newport Beach, CA 92663

Notice is deemed effective upon the earliest of the following: (i) personal receipt by either party or their agent; (ii) written acknowledgement of notice; or (iii) 5 days after mailing notice to such location by first class mail, postage pre-paid.

20.	Indemnification: Lessee shall indemnify, defend and hold Lessor harmless from all claims, disputes, litigation, judgments and attorney fees arising out of Lessee’s use of the Premises.

21.	Attorney Fees: In any action or proceeding arising out of this agreement, the prevailing party between Lessor and Lessee shall be entitled to reasonable attorney fees and costs from the non-prevailing Lessor or Lessee.

22.	Entire Contract: Time is of the essence. All prior agreements between Lessor and Lessee are incorporated in this agreement, which constitutes the entire contract. It is intended as a final expression of the parties’ agreement, and may not be contradicted by evidence of any prior agreement of contemporaneous oral agreement. The parties further intend that this agreement constitutes the complete and exclusive statement of its terms, and that no extrinsic evidence whatsoever may be introduced in any judicial or other proceeding, if any, involving this agreement.

Any provision of this agreement that is held to be invalid shall not affect the validity or enforceability of any other provision in this agreement. This agreement shall be binding upon, and inure to the benefit of, the heirs, assignees and successors to the parties.

Lessee	/s/ John Markovich	Date	July 14, 2016
Veritone, Inc., by John Markovich, Chief Financial Officer

Address	3366 Via Lido, Newport Beach, CA 92663

Lessor	/s/ Richard J. Battaglia	Date	7/14/16
Richard J. Battaglia – Chief Executive Officer